UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2023
Nikola Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38495 (Commission File Number)	82-4151153 (I.R.S. Employer Identification No.)
    4141 E Broadway Road
    Phoenix, AZ    85040
    (Address of principal executive offices)    (Zip Code)

(480) 666-1038
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 Regulation FD Disclosure.
On September 13, 2023, Nikola Corporation (the “Company”) held a fireside chat with Stephen Girsky, the Company’s Chief Executive Officer. A copy of the transcript for the fireside chat is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth be specific reference in such a filing.
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Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of federal securities laws with respect to the Company, including statements relating to: the Company’s goal, mission focus and strategy; the market opportunity for zero-emissions vehicles and refueling; the Company’s beliefs regarding the adequacy of its cash position and expected runway; expectations with respect to downstream revenue potential; expected timing of delivery of hydrogen fuel cell trucks; expectations with respect to hydrogen fueling infrastructure, including amount of supply, locations, and timing; the Company’s beliefs regarding the recall, including its ability to remedy the thermal event, the nature of such remedy and expected timing of repairs; expectations with respect to the fourth quarter of 2023; expectations with respect to government incentives and related opportunities; and market competition with respect to zero-emissions vehicles and the Company’s competitive position. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: the Company’s financial and business performance; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the execution of definitive agreements with the Company’s business partners and the success of planned collaborations; the failure to convert LOIs or MOUs into binding orders; the cancellation of orders; the Company’s future capital requirements and sources and uses of cash; the potential outcome of litigation, complaints, product liability claims and/or adverse publicity; the Company’s ability to achieve cost reductions and decrease its cash usage; the final results of the Company’s investigations into the thermal event; the discovery that the cause of the thermal event is more extensive than initially anticipated; unforeseen expenses relating to the thermal event; delays or the Company’s inability to remedy the problem; the risk that additional trucks experience thermal events;

risks that customers and dealers do not comply with the Company’s recommendations with respect to affected vehicles, and resulting damage or loss; the risk that the trucks will not be able to remain in operation pending completion of the recall service; the impact on the Company’s business, customer orders and the Company’s brand and reputation; the implementation, market acceptance and success of the Company’s business model; developments relating to the Company’s competitors and industry; the impact of inflation; customer demand for the Company’s trucks; the continued availability of government incentives; changes in applicable laws or regulations; anticipated trends and challenges in the Company’s business and the markets in which it operates; and the factors, risks and uncertainties described in the “Risk Factors” section of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC, in addition to the Company’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Fireside chat transcript dated September 13, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2023

NIKOLA CORPORATION

	By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer